UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 25, 2025
_____________________________
Endo, Inc.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	333-280767	30-1390281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Great Valley Parkway
Malvern,	Pennsylvania	19355
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code 484-216-0000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None (1)

(1)	On June 28, 2024, Endo, Inc. common stock was quoted and began trading on the OTCQX® Best Market under the symbol “NDOI.”
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 25, 2025, Endo, Inc. (the Company) held its 2025 Annual Meeting of Shareholders (the Annual Meeting) in Malvern, Pennsylvania. The matters voted on by shareholders at the Annual Meeting and the results of such voting are set forth below.
1.The proposal to elect, by separate resolutions, the following directors, representing all of the members of the Board of Directors of the Company (the Board), to serve until the next annual meeting of stockholders or until their death, resignation or removal, if earlier, was approved based upon the following votes:

Nominee	Votes For Approval	Votes Against	Abstentions	Broker Non-Votes
Paul Efron	54,024,364	256,309	10,002	16,054,006
Paul Herendeen	54,258,658	22,015	10,002	16,054,006
Scott Hirsch	54,289,928	745	2	16,054,006
Sophia Langlois	54,275,482	5,191	10,002	16,054,006
Andy Pasternak	54,235,325	45,348	10,002	16,054,006
Marc Yoskowitz	54,235,325	45,348	10,002	16,054,006
2.The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers received the following votes:

Votes for approval	54,275,482
Votes against	15,191
Abstentions	2
Broker non-votes	16,054,006
3.The proposal to approve, by advisory vote, the frequency of future advisory votes on named executive officer compensation received the following votes:

For one year	54,278,616
For two years	60
For three years	11,997
Abstentions	2
Broker non-votes	16,054,006
Based on these results and good corporate governance, the Board has determined to hold an advisory vote to approve the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.
4.The proposal to approve the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025 and to authorize the Board, acting through the Audit & Finance Committee, to determine the independent registered public accounting firm's remuneration was approved based upon the following votes:

Votes for approval	70,338,933
Votes against	5,746
Abstentions	2
5.Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof:
None.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO, INC.

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer and Secretary
Dated: June 25, 2025